MERRILL LYNCH
GROWTH FUND





FUND LOGO




Quarterly Report

January 31, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

With Merrill Lynch Growth Fund's new management team, we thought that it would be appropriate to use this quarterly report to shareholders to provide you with some insight about our investment approach and what it will mean for the Fund in the months ahead. A new investment approach inevitably brings with it a change in portfolio holdings. Since we had just begun this portfolio reconstruction as of January 31, 1999, we decided to forego a schedule of investments in this report, since the Fund's actual holdings are going to be quite different in the future than they were in the past. We will again provide you with a complete schedule of investments in our April 30, 1999 semi-annual report to shareholders.

What Is a Growth Stock?
As we select investments for the Fund's portfolio, we expect to broaden the Fund's historic focus and seek stocks that have stronger growth characteristics. Our definition of growth is somewhat more inclusive than simply those with earnings that are growing at an above-average rate. In our view, a growth company is one whose economic value is increasing at an above-average rate. Some of the ways that economic value can be created are:

* Earnings growth.

* Cash flow growth.

* EBITDA growth (enterprise value/earnings before interest, taxes, depreciation and amortization).

In addition, we may also judge a company that is increasing its business substantially more than its competitors as a growth company. For example, if a telecommunications company is signing on more new customers than its peers, we might consider it as creating economic value at an above-average rate, even though in the near term this may penalize its earnings.

It is also important for shareholders to understand that we do not define increasing economic value at an above-average rate in terms of a specific number. For example, we do not strive to purchase shares of companies with earnings growth of 15% a year or more. We view "above average" as a relative, not an absolute, term. Furthermore, the level of growth that we might expect from a particular company would be related to relevant measures of the rate of inflation. For example, in a 0% inflation environment in which many companies are increasing economic value at a 5% annual rate, we would consider a growth company to be one that is increasing economic value at a 10% rate.

Portfolio Characteristics
In selecting investments, we take a bottom-up, fundamentally driven investment approach. As a result, we expect that we usually will not significantly overweight/underweight a particular sector or industry. However, there will be those rare occasions when we overweight/underweight a particular sector or industry based on our bottom-up, fundamental research. In general, we expect that Merrill Lynch Growth Fund's portfolio will be moderately concentrated in the future. This means that we expect that over time the number of stocks in the portfolio is likely to range from 40 to 50. In addition, we would expect that the top ten holdings could constitute 30%--40% of the portfolio, with the next ten largest holdings making up 20%--30% of the Fund. At the same time, we expect that we will have relatively low portfolio turnover.


Merrill Lynch Growth Fund
January 31, 1999


Team Approach
The members of Merrill Lynch Growth Fund's portfolio management team are profiled on page 4 of this report to shareholders. We believe that these individuals possess the depth and breadth of experience required to construct a portfolio of growth stocks with attractive long-term return potential. This process will take some more time to complete, and the Fund may be subject to more interim price declines during this period. Although we cannot guarantee future results, we hope to reward your investment in Merrill Lynch Growth Fund with improved returns over the longer term.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



March 8, 1999



Effective January 22, 1999, Stephen I. Silverman assumed the day-to-day responsibilities for the management of Merrill Lynch Growth
Fund. Mr. Silverman has been a Portfolio Manager with Merrill Lynch Asset Management, L.P. since 1983.



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Growth Fund
January 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                     Ten Years/
                                              12 Month          3 Month           Since Inception
                                            Total Return      Total Return          Total Return
ML Growth Fund Class A Shares*                 -23.72%           -10.12%              +248.08%
ML Growth Fund Class B Shares*                 -24.52            -10.36               +214.03
ML Growth Fund Class C Shares*                 -24.53            -10.32               + 39.49
ML Growth Fund Class D Shares*                 -23.90            -10.15               + 44.29
Standard & Poor's 500 Index**                  +32.49            +16.86            +462.67/+200.44


 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 1/31/99 and Class C & Class D Shares, from 10/21/94 to 1/31/99.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended 1/31/99 and from 10/21/94 to 1/31/99, respectively.


Average Annual Total Return


PERFORMANCE DATA

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/98                       -23.49%        -27.51%
Five Years Ended 12/31/98                 +10.40         + 9.22
Ten Years Ended 12/31/98                  +14.80         +14.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/98                       -24.23%        -27.24%
Five Years Ended 12/31/98                 + 9.28         + 9.28
Ten Years Ended 12/31/98                  +13.62         +13.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/98                       -24.25%        -25.00%
Inception (10/21/94)
through 12/31/98                          + 9.91         + 9.91

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/98                       -23.64%        -27.65%
Inception (10/21/94)
through 12/31/98                          +10.77         + 9.36

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




Merrill Lynch Growth Fund
January 31, 1999



MERRILL LYNCH GROWTH FUND MANAGEMENT TEAM

Stephen I. Silverman, Portfolio Manager--Mr. Silverman has been the manager of Merrill Lynch Pacific Fund, Inc. since he joined Merrill Lynch Asset Management, L.P. (MLAM) in 1983, and has also managed the Merrill Lynch Global Value Fund, Inc. since its inception in October 1996. He is a graduate of Case Western Reserve University and received an MBA in Accounting and Finance from the University of Chicago.

Jacqueline Bell, CFA, Senior Fund Analyst--Ms. Bell joined MLAM as a Senior Fund Analyst in September 1996. Previously, she was an Equity Analyst at Harbor Capital Management, specializing in the healthcare and telecommunications industries. She began her investment career in 1989 at The Boston Company, where she was an Equity Analyst covering the healthcare, media and entertainment groups. Ms. Bell received a BA in History and Science from Harvard University in 1989, graduating magna cum laude, and was the recipient of the Harvard College Scholarship and Agassiz Award for academic achievement of high distinction, as well as a Radcliffe Science Research Grant.

Lawrence Berman, CFA, Senior Fund Analyst--Prior to joining MLAM in 1996, Mr. Berman developed quantitative decision models in Merrill Lynch's Management Science Group. Before joining Merrill Lynch in 1987, he held various technical staff positions in the telecommunications and aerospace industries developing mathematical models and software for planning, analysis and forecasting. He has an AB in Mathematics from the University of California at Berkeley, an MS in Electrical Engineering from the University of Illinois, Urbana, and MS and PhD degrees in Engineering-Economic Systems from Stanford University.

Gervaise R.J. Heddle, Senior Fund Analyst--Mr. Heddle joined MLAM in 1998 as a Senior Fund Analyst for Merrill Lynch Growth Fund.
Previously, he was the Senior Technology Analyst responsible for establishing global technology coverage for BT Australia, the country's leading investment manager. He has a Bachelors of Economics with First Class Honors from the University of Adelaide, Australia.

Walid Kassem, Senior Fund Analyst--Mr. Kassem joined MLAM in June 1996 as a Senior Fund Analyst. Previously, he spent three years as a Senior Analyst at Sanford C. Bernstein, specializing in investing in international technology companies. Prior to this association, he spent 12 years in the telecommunications and computer industries in various managerial and senior technical positions. Mr. Kassem has a BS and a PhD in Electrical Engineering, a BS and an MS in Mathematics, and an MBA with honors in Finance and Economics from the University of Chicago.

Sajjad Ladiwala, CFA, Senior Fund Analyst--Mr. Ladiwala joined MLAM in 1998 as a Senior Fund Analyst for Merrill Lynch Growth Fund. Prior to this, he was responsible for valuation projects, fairness opinions and solvency opinions on companies in a wide variety of industries at Duff & Phelps LLC. Mr. Ladiwala received a Bachelor of Commerce degree with First Class Honors in March 1987 from the University of Bombay. He received an MBA degree from the University of Michigan with emphasis in Finance and Corporate Strategy, and was elected to Beta Gamma Sigma.

Marjorie Doyle Lyons, CFA, Senior Fund Analyst--Ms. Lyons began her career at Merrill Lynch in 1977. She has held a variety of analytical and management positions in the investment banking, treasury and corporate strategy departments, with four years in Merrill Lynch's sell-side equity research division. She attended Wellesley College and received two degrees from the University of
Wisconsin: a BBA in Finance from the School of Business and an MS in Finance from the Graduate School of Business, where she was elected to Beta Gamma Sigma.

William Patzer, CFA, Senior Fund Analyst--Mr. Patzer joined MLAM as a Senior Fund Analyst in September 1996. Prior to this, he was responsible for the retailing, technology, electric utility and transportation groups at Newbold Asset Management. Previously, he spent more than six years in investment banking at Lehman Brothers. Mr. Patzer received a BA in Theology and Biblical Studies from Haverford College and was elected to Phi Beta Kappa. He also received an MBA in Finance from Stanford University's Graduate School of Business.

Brian Sattinger, CFA, Research Associate--Mr. Sattinger joined MLAM in 1995 as a member of the operations team for Merrill Lynch Pacific Fund. Mr. Sattinger received his BA in Economics from Rutgers
College in 1995. After receiving his CFA in 1998, he began working as a Research Associate for Merrill Lynch Global Value Fund.




Merrill Lynch Growth Fund
January 31, 1999



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary


Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Growth Fund have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard and Mr. Harvey well in their retirements.


Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863